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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 13, 2006

                    OWNIT MORTGAGE LOAN TRUST, SERIES 2006-3
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

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
            Delaware                    333- 130545             13-3416059
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)

                    250 Vesey Street
           4 World Financial Center 28th Floor
                   New York, New York                               10080
        (Address of principal executive offices)                  Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

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                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $526,398,100 in aggregate principal amount Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class R Certificates of its Ownit Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2006-3 on April 13, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 31, 2006, as supplemented by the Prospectus Supplement, dated April 11, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of March 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Litton Loan Servicing LP, as servicer (the "Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $575,302,559 as of March 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of March 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Litton Loan Servicing LP, as Servicer and LaSalle Bank National Association, as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By: /s/ Tom Saywell
                                             -----------------------------------
                                         Name: Tom Saywell
                                         Title: Vice President

Date: April 28, 2006

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                                  EXHIBIT INDEX

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
Exhibit No.   Description                                                         Page No.
-----------   -----------                                                         --------
4.1           Pooling and Servicing Agreement, dated as of March 1, 2006, among
              Merrill Lynch Mortgage Investors, Inc., as Depositor, Litton Loan
              Servicing LP, as Servicer and LaSalle Bank National Association,
              as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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